Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 16, 2001, relating to the financial statements and supplemental data of Standish, Ayer & Wood Master
Portfolio: Standish Fixed Income Portfolio, Standish World High Yield Portfolio, Standish Global Fixed Income Portfolio, and Standish Short Term Asset Reserve Portfolio, which appear in the December 31, 2000 Annual Reports to Shareholders of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund, Standish World High Yield Fund, Standish Global Fixed Income Fund, and Standish Short Term Asset Reserve Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Experts and Financial Statements", in this Registration Statement.


PricewaterhouseCoopers LLP


Boston, Massachusetts
April 25, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 16, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Reports to Shareholders of the Standish Fixed Income Fund, Standish World High Yield Fund, Standish Controlled Maturity Fund, Standish Short Term Asset Reserve Fund, and Standish High Grade Bond Fund (collectively, the "Funds") and of our reports dated February 16, 2001 relating to the financial statements and supplemental data of the Standish World High Yield Portfolio, Standish Short Term Asset Reserve Portfolio and Standish Fixed Income Portfolio, which reports are also included in the Annual Reports to Shareholders of the Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Experts and Financial Statements" in this Registration Statement.


PricewaterhouseCoopers LLP


Boston Massachusetts
April 25, 2001

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A, of our reports dated February 16, 2001 relating to the financial statements and financial highlights of the Standish World High Yield Fund, Standish Global Fixed Income Fund, Standish International Fixed Income Fund, and Standish International Fixed Income Fund II (collectively, the "Funds"), and of our reports dated February 16, 2001 relating to the financial statements and supplemental data of the Standish World High Yield Portfolio and Standish Global Fixed Income Portfolio, which reports are also included in the Annual Reports to Shareholders of the Funds, which are also incorporated by reference in this Registration Statement. We also consent to the reference to our Firm under the headings "Financial Highlights", "Independent Accountants", and "Experts and Financial Statements" in this Registration Statement.


PricewaterhouseCoopers LLP


Boston, Massachusetts
April 25, 2001